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                                                                    EXHIBIT 32.2

                Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Annual Report on Form 10-K Equivalent of Birds Eye Foods, Inc. (the "Company") for the fiscal year ended June 25, 2005, as filed with the Securities and Exchange Commission on September 23, 2005 (the "Report"), I, Earl L. Powers, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Date: March 20, 2006              /s/ Earl L. Powers
                                        -------------------------------
                                        Executive Vice President and
                                        Chief Financial Officer and
                                        Secretary
                                        (Principal Financial Officer)

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